UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 21, 2014

GEOVIC MINING CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-52646	20-5919886
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

5500 East Yale Avenue, Suite 302 Denver, Colorado		80222
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (303) 476-6455

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

As described in Items 4.01(a) and (b) below, Geovic Mining Corp., a Delaware corporation (“Registrant”), has replaced Ernst & Young LLP as Registrant’s independent registered public accounting firm with Haynie and Company as its new independent registered public accounting firm.  As described below, the change in independent public accounting firms is not the result of any disagreement with Ernst & Young LLP.

Item 4.01(a)       Previous Independent Accountants

(i)       On January 21, 2014, Registrant dismissed its independent registered public accounting firm, Ernst & Young LLP. The Audit Committee of Registrant’s Board of Directors (the “Audit Committee”) made the decision to dismiss Ernst & Young LLP and engage Haynie & Company, Certified Public Accountants as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013, as described below.

The report of Ernst & Young LLP on the Registrant’s consolidated financial statements for the fiscal year ended December 31, 2012 raised substantial doubt about the Registrant’s ability to continue as a going concern, noting that Registrant has not established an ongoing source of revenues sufficient to cover Registrant’s operating costs.

During Registrant’s two most recent fiscal years and any subsequent interim period before such dismissal, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Ernst & Young LLP would have caused it to make reference to the subject matter of the disagreements in connection with its report.

(ii)      Registrant has provided Ernst & Young LLP a copy of the statements made in response to this Item 4.01 and has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Ernst & Young LLP agrees with such statements.  A copy of the letter of Ernst & Young LLC is filed as Exhibit 16.1 to this current report on Form 8-K.

Item 4.01(b)       New Independent Accountants

On January 21, 2014 the Audit Committee engaged Haynie & Company, Certified Public Accountants as Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2013. Registrant has not consulted with Haynie & Company, Certified Public Accountants during its two most recent fiscal years or during any subsequent interim period prior to its appointment as Registrant’s auditor with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s consolidated financial statements, or any other matters or reportable events as defined in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01. Financial Statements and Exhibits.

(d)     The following exhibits are furnished herewith:

               16.1    Letter from Ernst & Young LLP, dated January 23, 2014 addressed to United States Securities Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 24, 2014

GEOVIC MINING CORP.

By: /s/ Michael T. Mason
Name: Michael T. Mason
Title: Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit No. Description

16.1	Letter from Ernst & Young LLP, dated January 23, 2014 addressed to United States Securities Exchange Commission.